EXECUTION COPY

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$650,000,000

INCREMENTAL FACILITY AGREEMENT

(TRANCHE C TERM LOANS)

dated as of May 5, 2006

between

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
ZYLSTRA COMMUNICATIONS CORP.
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

The LENDERS Party Hereto

J.P. MORGAN SECURITIES INC. and
WACHOVIA CAPITAL MARKETS, LLC,
as Joint Lead Arrangers and Joint Bookrunners

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

GOLDMAN SACHS CREDIT PARTNERS, L.P.,
SOCIÉTÉ GÉNÉRALE and
SUNTRUST BANK,
as Documentation Agents

WACHOVIA CAPITAL MARKETS, LLC,
as Syndication Agent

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INCREMENTAL FACILITY AGREEMENT

(TRANCHE C TERM LOANS)

INCREMENTAL FACILITY AGREEMENT dated as of May 5, 2006, between MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); the TRANCHE C TERM LOAN LENDERS party hereto (including each Tranche C Term Loan Lender as defined below that becomes a party hereto pursuant to a Lender Addendum as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders party thereto and the Administrative Agent are parties to Credit Agreement (the “Credit Agreement”) dated as of October 21, 2004.

Section 2.01(d) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement) offer to enter into commitments to make (or, as provided herein, to convert Tranche B Term Loans into) Incremental Facility Loans. The Borrowers have requested that $650,000,000 of Incremental Term Loans be made available to it in a single Series of term loans. Upon the effectiveness of Amendment No. 1 (as defined below),

Incremental Facility Agreement (Tranche C Term Loans)

$550,000,000 aggregate principal amount of the Incremental Term Loans will constitute Reinstating Incremental Facility Term Loans. The Tranche C Term Loan Lenders (as defined below) are willing to make (or to convert Tranche B Term Loans into) such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

“Amendment No. 1” shall mean Amendment No. 1 to the Credit Agreement, between the Borrowers and the Administrative Agent, substantially in the form of Schedule II hereto, dated the date hereof.

“Lender Addendum” shall mean, with respect to any Tranche C Term Loan Lender, a Lender Addendum substantially in the form of Schedule I hereto, dated as of the date hereof and executed and delivered by such Tranche C Term Loan Lender as provided in Section 2.06.

“Tranche C Term Loan Commitment” shall mean, with respect to each Tranche C Term Loan Lender, the commitment of such Lender to make Tranche C Term Loans hereunder (or, as provided herein, to convert Tranche B Term Loans into Tranche C Terms Loans hereunder). The amount of each Tranche C Term Loan Lender’s Tranche C Term Loan Commitment is set forth in the Lender Addendum executed and delivered by such Tranche C Term Loan Lender. The aggregate original amount of the Tranche C Term Loan Commitments is $650,000,000.

“Tranche C Term Loan Lender” shall mean (a) on the date hereof, a Lender that has executed and delivered a Lender Addendum and (b) thereafter, the Lenders from time to time holding Tranche C Term Loan Commitments or Tranche C Term Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Credit Agreement.

“Tranche C Term Loan” shall mean a Loan made (or, as provided herein, converted from Tranche B Term Loans) pursuant to this Agreement which shall constitute a single Series of Incremental Facility Term Loans under Section 2.01(d) of the Credit Agreement.

Incremental Facility Agreement (Tranche C Term Loans)

“Tranche C Term Loan Effective Date” shall mean the date on which the conditions specified in Article IV are satisfied (or waived by the Majority Tranche C Term Loan Lenders).

“Tranche C Term Loan Maturity Date” shall mean January 31, 2015.

ARTICLE II

TRANCHE C TERM LOANS

Section 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche C Term Loan Lender agrees to make Tranche C Term Loans to the Borrowers (or, as provided below, to convert Tranche B Term Loans) in Dollars, in an aggregate principal amount equal to such Tranche C Term Loan Lender’s Tranche C Term Loan Commitment. Proceeds of Tranche C Term Loans shall be available for the prepayment of the Tranche B Term Loans, the making of Restricted Payments permitted under the Credit Agreement, the payment of fees and expenses related thereto and any use permitted under Section 8.16(b) of the Credit Agreement (including the general business purposes of the Borrowers).

Notwithstanding the foregoing, it is understood and agreed that any Tranche C Term Loan Lender that also holds any Tranche B Term Loans may elect, by notice to the Administrative Agent, that the Tranche C Term Loans required to be made by such Lender on the Tranche C Term Loan Effective Date shall, to the extent of the portion of such Tranche C Term Loans not exceeding the aggregate principal amount of the Tranche B Term Loans of such Lender, be made through such Tranche B Term Loans being converted into Tranche C Term Loans (and each reference in this Agreement or the Credit Agreement to the “making” of any Tranche C Term Loan, or words of similar import, shall in the case of such Lender be deemed to include such conversion). Without limiting the generality of the foregoing, it is understood that the Tranche C Term Loans into which the Tranche B Term Loans are so converted shall be treated identically to the Tranche C Terms Loans being funded (and not being converted from Tranche B Term Loans) on the Tranche C Term Loan Effective Date and shall have identical Interest Periods in identical proportions and durations as all other Tranche C Loans (and, for these purposes, any Interest Periods for Tranche B Term Loans that are Eurodollar Loans in effect on the Tranche C Term Loan Effective Date shall be terminated on the Tranche C Term Loan Effective Date, and any such converting Lender shall be paid accrued interest on its Tranche B Term Loans being so converted, together with any amounts payable under Section 5.05 of the Credit Agreement, as if the Tranche B Term Loans were being prepaid in full on the Tranche C Term Loan Effective Date).

Incremental Facility Agreement (Tranche C Term Loans)

Section 2.02. Termination of Commitments. Unless previously terminated, the Tranche C Term Loan Commitments shall terminate after the Borrowing of the Tranche C Term Loans on the Tranche C Term Loan Effective Date.

Section 2.03. Repayment of Loans. The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of the Tranche C Term Loan Lenders the principal of the Tranche C Term Loans on each Principal Payment Date set forth in column (A) below, by an amount equal to the percentage of the Tranche C Term Loan Closing Balance (as defined below) set forth in column (B) below of the aggregate principal amount of the Tranche C Term Loans:

(A)	(B)
Principal Payment Date	Percentage Reduction

March 31, 2007	0.250%
June 30, 2007	0.250%
September 30, 2007	0.250%
December 31, 2007	0.250%

March 31, 2008	0.250%
June 30, 2008	0.250%
September 30, 2008	0.250%
December 31, 2008	0.250%

March 31, 2009	0.250%
June 30, 2009	0.250%
September 30, 2009	0.250%
December 31, 2009	0.250%

March 31, 2010	0.250%
June 30, 2010	0.250%
September 30, 2010	0.250%
December 31, 2010	0.250%

March 31, 2011	0.250%
June 30, 2011	0.250%
September 30, 2011	0.250%
December 31, 2011	0.250%

Incremental Facility Agreement (Tranche C Term Loans)

March 31, 2012	0.250%
June 30, 2012	0.250%
September 30, 2012	0.250%
December 31, 2012	0.250%

March 31, 2013	0.250%
June 30, 2013	0.250%
September 30, 2013	0.250%
December 31, 2013	0.250%

March 31, 2014	0.250%
June 30, 2014	0.250%
September 30, 2014	0.250%
December 31, 2014	0.250%

January 31, 2015	92.00%

For purposes hereof, the “Tranche C Term Loan Closing Balance” shall mean the aggregate principal amount of the Tranche C Term Loans outstanding hereunder on the close of business on the Tranche C Term Loan Effective Date.

To the extent not previously paid, all Tranche C Term Loans shall be due and payable on the Tranche C Term Loan Maturity Date. Notwithstanding the foregoing, if on any date (the “Test Date”) the maturity date of the 9 ½% Senior Notes due 2013 of Mediacom LLC shall fall within three months of the Test Date, then the Tranche C Term Loans shall be paid in full on the Test Date.

Section 2.04. Applicable Margin. The Applicable Margin for Tranche C Term Loans of any Type shall be the rates indicated below for Loans of such Type opposite the then current Rate Ratio (determined pursuant to Section 3.03 of the Credit Agreement) indicated below (except that anything in this Agreement or the Credit Agreement to the contrary notwithstanding, the Applicable Margin with respect to the Loans of any Type shall be the highest margins indicated below during any period when an Event of Default shall have occurred and be continuing):

Rate Ratio	Base Rate Loans	Eurodollar Loans
Greater than 3.50 to 1	0.75%	1.75%
Less than or equal to 3.50 to 1	0.50%	1.50%

Incremental Facility Agreement (Tranche C Term Loans)

Section 2.05. Prepayment Premium. Any optional prepayment of Tranche C Term Loans effected on or prior to the first anniversary of the Tranche C Term Loan Effective Date with the proceeds of a substantially concurrent borrowing of bank debt (including any Incremental Facility Term Loans or other term loans permitted under the Credit Agreement pursuant to an amendment thereto, including any conversion of Tranche C Term Loans into any such other borrowings), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayment in the event that the Applicable Margin in respect of such Incremental Facility Term Loans (or other term loans) is less than the corresponding Applicable Margin in respect of the Tranche C Term Loans.

Section 2.06. Delivery of Lender Addenda. Each Tranche C Term Loan Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Tranche C Term Loan Lender, the Borrowers and the Administrative Agent.

Section 2.07. Status of Agreement. The Tranche C Term Loan Commitments of the Tranche C Term Lenders constitute Incremental Term Loan Commitments. Upon the effectiveness of Amendment No. 1 (i) $550,000,000 of such Tranche C Term Loan Commitments will constitute Reinstating Incremental Facility Term Loan Commitments and (ii) $100,000,000 of such Tranche C Term Loan Commitments will constitute utilization of the $650,000,000 of Incremental Term Loans available under Section 2.01(d)(iii). In addition, the Tranche C Term Loan Lenders constitute Incremental Facility Term Loan Lenders and the Tranche C Term Loans constitute a single Series of Incremental Facility Term Loans under Section 2.01(d) of the Credit Agreement.

ARTICLE III

REPRESENTATION AND WARRANTIES; NO DEFAULTS

The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.

Incremental Facility Agreement (Tranche C Term Loans)

ARTICLE IV

CONDITIONS

The obligations of the Tranche C Term Loan Lenders to make Tranche C Term Loans are subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Majority Tranche C Term Loan Lenders):

(a)    Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page or Lender Addendum) of (i) this Agreement from each Obligor and (ii) Lender Addenda from the Tranche C Term Loan Lenders for aggregate Tranche C Term Loan Commitments in an amount equal to $650,000,000.

(b)    Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the Tranche C Term Loan Effective Date, of Sonnenschein Nath & Rosenthal LLP, counsel to the Obligors, covering such matters as the Administrative Agent or any Tranche C Term Loan Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Tranche C Term Loan Lenders and the Administrative Agent).

(c)    Organizational Documents. Such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

(d)    Officer’s Certificate. A certificate of a Senior Officer, dated the Tranche C Term Loan Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default shall have occurred and be continuing.

(e)    Fees and Expenses. The Administrative Agent, and JPMorgan Securities Inc. and Wachovia Capital Markets, LLC as the Joint Lead Arrangers and Joint Bookrunners, shall have received all fees and other amounts due and payable on or prior

Incremental Facility Agreement (Tranche C Term Loans)

to the Tranche C Term Loan Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(f)     Prepayment of Tranche B Term Loans. The principal of and interest on and all other amounts (including any amounts payable under Section 5.05 of the Credit Agreement) owing in respect of the Tranche B Term Loans shall, to the extent not converted into Tranche C Term Loans as provided herein, have been (or shall be concurrently) prepaid in full from funds available to the Borrowers and the proceeds of the Tranche C Term Loans.

(g)    Other Documents. Such other documents as the Administrative Agent or any Tranche C Term Loan Lender or special New York counsel to JPMCB may reasonably request.

ARTICLE V

MISCELLANEOUS

SECTION 5.01. Expenses. Subject to the provisions of the Engagement Letter dated as of April 3, 2006 among Mediacom LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, the Obligors jointly and severally agree to pay, or reimburse JPMorgan Securities Inc. and Wachovia Capital Markets, LLC for paying, all reasonable out-of-pocket expenses incurred by JPMorgan Securities Inc. and Wachovia Capital Markets, LLC and their Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to JPMCB, in connection with the syndication of the Incremental Facility Loans provided for herein and the preparation of this Agreement.

SECTION 5.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to any conflict of laws principles under New York law).

Incremental Facility Agreement (Tranche C Term Loans)

SECTION 5.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 5.05. Amendment. Each Tranche C Term Loan Lender party to this Agreement hereby authorizes and directs the Administrative Agent (a) to execute and deliver on its behalf Amendment No. 1 and (b) to consent to amendments to any instrument or agreement representing Affiliate Subordinated Indebtedness to extend the maturity of such instrument or agreement to the date contemplated in said Amendment No. 1.

Incremental Facility Agreement (Tranche C Term Loans)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications
Corporation, Member

By:	/s/
Name:
Title:

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/
Name:
Title:

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600

Incremental Facility Agreement (Tranche C Term Loans)

JPMORGAN CHASE BANK, N.A,
as Administrative Agent

By:	/s/
Name:
Title:

Address for Notices to
JPMorgan Chase Bank, N.A.,
as Administrative Agent:

JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention: Loan and Agency Services Group

Telephone No.: 713-750-2102

Telecopier No.: 713-750-2782

Incremental Facility Agreement (Tranche C Term Loans)

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche C Term Loans shall constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement and shall be entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM LLC

By:	Mediacom Communications Corporation,
Member

By:	/s/
Name:
Title:

Address for Notices:

100 Crystal Run Road
Middletown, New York 10941

Attention: Mark Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600

Incremental Facility Agreement (Tranche C Term Loans)

MEDIACOM MANAGEMENT CORPORATION

By:	/s/
Name:
Title:

Address for Notices:

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600

Incremental Facility Agreement (Tranche C Term Loans)

MEDIACOM INDIANA PARTNERCO LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation,
Member

By:	/s/
Name:
Title:

Address for Notices:

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600

Incremental Facility Agreement (Tranche C Term Loans)

MEDIACOM INDIANA HOLDINGS, L.P.

By:	Mediacom Indiana Partnerco LLC, General
Partner
By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation,
Member

By:	/s/
Name:
Title:

Address for Notices:

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600

Incremental Facility Agreement (Tranche C Term Loans)

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche C Term Loans shall constitute “Guaranteed Obligations” under the respective Subsidiary Guarantee Agreements under and as defined in said Credit Agreement for all purposes of said Subsidiary Guarantee Agreements and shall be entitled to the benefits of the guarantee and security provided under the Subsidiary Guarantee Agreements.

ILLINI CABLE HOLDING, INC.

By:	/s/
Name:
Title:

ILLINI CABLEVISION OF ILLINOIS, INC.

By:	/s/
Name:
Title:

Incremental Facility Agreement (Tranche C Term Loans)

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Section 5.04 of the Guarantee and Pledge Agreement shall continue unchanged and in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement and the Tranche C Term Loan Lenders.

MEDIACOM COMMUNICATIONS
CORPORATION

By:	/s/
Name: Mark E. Stephan
Title: Chief Financial Officer

Incremental Facility Agreement (Tranche C Term Loans)

Schedule I

[Form of Lender Addendum]

LENDER ADDENDUM

Reference is made to the Incremental Facility Agreement dated as of May 5, 2006 (the “Incremental Facility Agreement”) between MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota and Mediacom Wisconsin, the “Mediacom Midwest Borrowers”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Mediacom USA Borrowers”; the Mediacom USA Borrowers together with the Mediacom Midwest Borrowers, the “Borrowers”); the TRANCHE C TERM LOAN LENDERS named therein (the “Tranche C Term Loan Lenders”); and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), which Incremental Facility Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement (the “Credit Agreement”) dated as of October 21, 2004 among the Borrowers, the Lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Incremental Facility Agreement and the Amendment and Restatement.

By its signature below, and subject to the acceptance hereof by the Borrowers and the Administrative Agent as provided below, the undersigned hereby becomes a Tranche C Term Loan Lender under the Incremental Facility Agreement, having the Tranche C Term Loan Commitment, set forth below opposite its name.

Form of Lender Addendum

It is understood and agreed that if the undersigned also holds any Tranche B Term Loans under the Credit Agreement, the undersigned may elect, by notice to the Administrative Agent, that the Tranche C Term Loans required to be made by the undersigned on the Tranche C Term Loan Effective Date shall, to the extent of the portion of such Tranche C Term Loans not exceeding the aggregate principal amount of the Tranche B Term Loans of the undersigned, be made through such Tranche B Term Loans being converted into Tranche C Term Loans (and each reference in the Incremental Facility Agreement or the Amendment and Restatement to the “making” of any Tranche C Term Loan, or words of similar import, shall in the case of the undersigned be deemed to include such conversion).

This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to any conflict of laws principles under New York law).

This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Form of Lender Addendum

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 5th day of May, 2006.

Tranche C Term Loan Commitment:
[Name of Tranche C Term Loan Lender]

$	[1]
		By:	/s/
Name:
Title:

[DO NOT COMPLETE UNTIL FINAL COMMITMENT ALLOCATIONS HAVE BEEN DETERMINED.]

[1]
Lenders may insert “Full Conversion” in lieu of a Dollar Commitment here if they wish to convert all outstanding Tranche B Term Loans into Tranche C Term Loans. This option is available only if the Dollar amount of the Tranche C Terms Loans to be held after conversion are exactly equal to the Dollar amount of the Tranche B Term Loans being converted.

Form of Lender Addendum

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/
Name:
Title:

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications
Corporation, Member

By:	/s/
Name:
Title:

Form of Lender Addendum

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/
Name:

c/o Mediacom LLC
100 Crystal Run Road
Middletown, New York 10941

Attention: Mark Stephan

Telecopier No.: (845) 695-2639
Telephone No.: (845) 695-2600

Form of Lender Addendum

Schedule II

Form of Amendment

[To be inserted]

Form of Amendment